Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of Osage Exploration and Development, Inc. (the "Company"), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-QSB Amendment No. 2 for the period ended June 30, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: October 30, 2007

/s/ Kim Bradford

Kim Bradford
Chief Financial Officer
(Principal Financial Officer)

Date: October 30, 2007

/s/ Kim Bradford

Kim Bradford,
President and Chief Executive Officer,
(Principal Executive Officer)